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SUPPLEMENT DATED JUNE 16, 2003 TO THE PROSPECTUS DATED MAY 1, 2003 FOR:

     o    EQ ADVISORS TRUST

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This Supplement updates certain information in the Prospectus dated May 1, 2003 of EQ Advisors Trust ("Trust") regarding certain Portfolios of the Trust. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.


         Information Regarding EQ/Bernstein Diversified Value Portfolio

The information below updates information regarding the EQ/Bernstein Diversified Value Portfolio and should replace, in its entirety, the third paragraph of the section entitled "Who Manages the Portfolio":

Marilyn G. Fedak has been principally responsible for the day-to-day management of the Portfolio since March 1, 2001. Ms. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group, has been with Bernstein since 1984.


            Information Regarding EQ/J.P. Morgan Core Bond Portfolio

The information below updates information regarding the EQ/J.P. Morgan Core Bond Portfolio and should replace, in its entirety, the second paragraph of the section entitled "Who Manages the Portfolio":

The day-to-day investment management decisions for the Portfolio are made by a team of fixed income investment professionals at J.P. Morgan.